UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: August 22, 2008

                         American Airlines, Inc.                   _
(Exact name of registrant as specified in its charter)

          Delaware                                     1-2691                                     13-1502798           _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
                                 (Registrant's telephone number)

                       (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

American Airlines, Inc is furnishing herewith a press release issued on August 22, 2008 by its parent company, AMR Corporation (AMR) as Exhibit 99.1, which is included herein.  This press release was issued to announce put option notification for 4.25% senior convertible notes due 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Airlines, Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  August 22, 2008

EXHIBIT INDEX

Exhibit    Description

99.1	Press Release

 CONTACT:    Corporate Communications
           Fort Worth, Texas
           817-967-1577
           corp.comm@aa.com

FOR RELEASE:  Friday, Aug. 22, 2008

AMR CORPORATION ANNOUNCES PUT OPTION NOTIFICATION
FOR 4.25% SENIOR CONVERTIBLE NOTES DUE 2023

FORT WORTH, Texas – AMR Corporation (NYSE: AMR) today announced that it is notifying holders of the $225,490,000 outstanding principal amount of its 4.25% Senior Convertible Notes due 2023 (the “Notes”) that they have an option, pursuant to the terms of the Notes, to require AMR to purchase, on Sept. 23, 2008, all or a portion of such holders’ Notes (the “Put Option”) at a price equal to $1,000 per $1,000 principal amount of the Notes, plus any accrued and unpaid interest to Sept. 23, 2008.  As Sept. 23, 2008 is an interest payment date for the Notes, interest accrued up to the purchase date will be paid to record holders as of the regular record date immediately preceding this interest payment date, and therefore AMR expects that there will be no accrued and unpaid interest due as part of the purchase price.  Under the terms of the Notes, AMR has the option to pay the purchase price for the Notes with cash, stock, or a combination of cash and stock, and has elected to pay for the Notes solely with cash.
As required by rules of the Securities and Exchange Commission, AMR will file a Tender Offer Statement on Schedule TO later today.  In addition, AMR’s company notice to holders (a copy of which will be attached as an exhibit to such Schedule TO) with respect to the Put Option specifying the terms, conditions and procedures for exercising the Put Option will be available through The Depository Trust Company and the paying agent, which is Wilmington Trust Company.  None of AMR, its board of directors, or its employees has made or is making any representation or recommendation to any holder as to whether to exercise or refrain from exercising the Put Option.
Noteholders’ opportunity to exercise the Put Option will commence on Aug. 22, 2008, and will terminate at 5:00 p.m., New York City time, on Sept. 22, 2008.  Holders may withdraw any previously delivered purchase notice pursuant to the terms of the Put Option at any time prior to 5:00 p.m., New York City time, on Sept. 22, 2008.
The address of Wilmington Trust Company is Rodney Square North, 1100 North Market Street, 9th Floor, Wilmington, Delaware, 19890, Attention: Alisha Clendaniel.
This press release is for informational purposes only and is not an offer to purchase, or the solicitation of an offer to purchase, the Notes.

This press release contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent our expectations or beliefs concerning future events.  When used in this release, the words “expects,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks”, “targets” and similar expressions are intended to identify forward-looking statements. Similarly, statements that describe our objectives, plans or goals are forward-looking statements.  Forward-looking statements include, without limitation, our expectations concerning operations and financial conditions, including changes in capacity, revenues, and costs, future financing plans and needs, fleet plans, overall economic conditions, plans and objectives for future operations, and the impact on us of our results of operations in recent years and the sufficiency of our financial resources to absorb that impact.  Other forward-looking statements include statements which do not relate solely to historical facts, such as, without limitation, statements which discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured.  All forward-looking statements in this release are based upon information available to us on the date of this release.  We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.
Forward-looking statements are subject to a number of factors that could cause our actual results to differ materially from our expectations.  The following factors, in addition to other possible factors not listed, could cause our actual results to differ materially from those expressed in forward-looking statements: our materially weakened financial condition, resulting from our significant losses in recent years; our ability to generate additional revenues and reduce our costs; changes in economic and other conditions beyond our control, and the volatile results of our operations; our substantial indebtedness and other obligations; our ability to satisfy existing financial or other covenants in certain of our credit agreements; continued high and volatile fuel prices and further increases in the price of fuel, and the availability of fuel; the fiercely and increasingly competitive business environment we face; industry consolidation; competition with reorganized carriers; low fare levels by historical standards and our reduced pricing power; our need to raise substantial additional funds and our ability to do so on acceptable terms; changes in our corporate or business strategy; government regulation of our business; conflicts overseas or terrorist attacks; uncertainties with respect to our international operations; outbreaks of a disease (such as severe acute respiratory syndrome or avian flu) that affects travel behavior; labor costs that are higher than those of our competitors; uncertainties with respect to our relationships with unionized and other employee work groups; increased insurance costs and potential reductions of available insurance coverage; our ability to retain key management personnel; potential failures or disruptions of our computer, communications or other technology systems; changes in the price of our common stock; and our ability to reach acceptable agreements with third parties.  Additional information concerning these and other factors is contained in AMR Corporation’s and American Airlines, Inc.’s filings with the Securities and Exchange Commission, including but not limited to AMR’s and American’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2008 and June 30, 2008, and AMR’s and American’s Annual Reports on Form 10-K for the year ended December 31, 2007.

###
Current AMR Corp. news releases can be accessed via the Internet.
The address is http://www.aa.com